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                                                                   Page 57 of 69


                                  EXHIBIT 10-26

                               TRANSFER AGREEMENT

      This AGREEMENT is made as of the 31st day of May, 2002, by and between GENESEE VENTURES, INC., a New York corporation, with an office at 16 West Main Street, Suite 600, Rochester, New York 14614 ("Seller") and HOME LEASING CORPORATION, a New York corporation with an office at 850 Clinton Square, Rochester, New York 14604, NORMAN LEENHOUTS, an individual having an office address of 800 Clinton Square, Rochester, New York 14604 and NELSON B. LEENHOUTS, an individual having an office address of 800 Clinton Square, Rochester, New York 14604 (collectively "Buyer").

      WHEREAS, Seller is the holder of that certain Amended and Restated Note A dated February 17, 1999 in the original principal amount of $2,877,510.16 made by Clinton Broad Street Associates, L.P. in favor of Seller ("Note A");

      WHEREAS, Seller owns a one half of one percent (.5%) general partnership interest in Clinton Asset Holding Associates, L.P., a New York limited liability company ("CAHA") through its wholly-owned subsidiary Genesee Rochester Properties II, Inc., a New York corporation ("GRP II");

      WHEREAS, Seller owns a four and one half of one percent (4.5%) limited partnership interest (the "CAHA LP Interest") in CAHA through its wholly-owned subsidiary Genesee Rochester Properties, Inc., a New York corporation ("GRP");

      WHEREAS, Clinton Broad Street Associates, L.P., a New York limited partnership ("CBSA") owns a fifty percent (50%) limited partnership is CAHA;

      WHEREAS, Seller owns a one percent (1%) general partnership interest in CBSA through its wholly-owned subsidiary GRP;

      WHEREAS, Seller owns a nine percent (9%) limited partnership interest (the "CBSA LP Interest") in CBSA through its wholly-owned subsidiary GRP;

      WHEREAS, Seller is one of the beneficiaries of that certain Guarantee Fee Agreement (the "Guarantee Fee Agreement") made as of September 25, 1997 among Genesee Corporation, Salvador F. Leccese, Norman Leenhouts, Nelson B. Leenhouts, Clinton Square Builders, L.P., Leenhouts Columbus Venture, CSB Limited Partnership, Home Leasing Corporation ("Home Leasing") and Clinton Broad Street Associates, L.P.;

      WHEREAS, Genesee Corporation, a New York corporation ("Genesee") executed and delivered to The Chase Manhattan Bank, N.A. ("Chase") its corporate limited guarantee (the "Gap Loan Guarantee"), which was limited in amount to $2,750,000, as an inducement to make a term loan to CBSA in the amount of $5,500,000 (the "Gap Loan") as part of the restructuring of
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debt related to that certain fourteen story office building in Rochester, New
York and known as Clinton Square;

      WHEREAS, Buyer desires to cause Seller to transfer all of its right, title and interest in and to Note A and the Guarantee Fee Agreement (collectively, the "Purchased Assets") to Home Leasing, and, subject to the further terms, covenants and conditions of this Agreement, Seller is willing to convey the Purchased Assets to Home Leasing;

      WHEREAS, Buyer requires as a condition to the purchase of the Purchased Assets that Seller cause (a) GRP to assign all of its right, title and interest in and to the CAHA LP Interest to Leenhouts Ventures, a New York general partnership ("Leenhouts Ventures") and (b) GRP to assign all of its right, title and interest in and to the CBSA LP Interest to Leenhouts Ventures;

      WHEREAS, as part consideration for the transactions contemplated by this Agreement, Seller is willing to cause (a) GRPII to assign to CS Broad Street, Inc., a New York corporation ("CS Broad Street") the economic interest it holds as general partner of CAHA and (b) GRP to assign to 200 Broad Street, Inc., a New York corporation ("200 Broad Street") the economic interest it holds as general partner of CBSA;

      WHEREAS, as part consideration for the transactions contemplated by this Agreement, Seller is willing to cause (a) GRPII to give CS Broad Street a proxy to vote its interests as general partner in CAHA and (b) GRP to give 200 Broad Street a proxy to vote its interest as a general partner of CBSA;

      WHEREAS, as part consideration for the transactions contemplated by this Agreement, Buyer is willing to cause (a) CS Broad Street to assume all of the economic obligations of GRPII as a general partner in CAHA and (b) 200 Broad Street to assume all of the economic obligations of GRP as a general partner in CBSA;

      WHEREAS, as part consideration for the transactions contemplated by this Agreement, Norman Leenhouts, Nelson B. Leenhouts and Home Leasing are willing to
(a) indemnify Genesee from and against any and all obligations under the Gap Loan Guarantee and (b) indemnify GRP and GRP II from and against any and all obligations as a general partner in either CAHA or CBSA.

      NOW, THEREFORE, in consideration of one dollar ($1.00) and other good and valuable consideration, the mutual receipt and sufficiency of which is hereby acknowledged, each of Seller and Buyer hereby covenants and agrees as follows:

      1. PURCHASE PRICE AND PAYMENT TERMS. The purchase price for the Purchased Assets shall be Two Million Three Hundred Seventy Thousand and No/100 Dollars ($2,370,000.00) payable as follows:
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            a. By a non-refundable cash deposit of $25,000.00 (the "Deposit"), to be held by Seller pursuant to the terms of this Agreement, and to be applied to the purchase price upon closing and transfer or returned to Buyer if this transaction shall fail to close other than through the default of Buyer.

            b. By Buyer paying the balance of the purchase price, as adjusted pursuant to Paragraph 3 of this Agreement, in United States funds by certified check or wire transfer to an account designated by Seller at Closing (as hereinafter defined).

      2. CLOSING. The closing of the transaction contemplated hereby ("Closing") shall take place at 10:00a.m. on May 31, 2001 (the "Closing Date"), WITH TIME BEING OF THE ESSENCE, at the offices of Boylan, Brown, Code, Vigdor & Wilson, LLP, 2400 Chase Square, Rochester, New York 14604.

      3. CLOSING ADJUSTMENTS. There shall be prorated and adjusted between Seller and Buyer any and all amounts due and payable under the Guarantee Fee Agreement as of the Closing Date.

      4. SELLER DOCUMENTS. At Closing, the Seller shall deliver to Buyer the following instruments:

            a. Original Note A;

            b. Allonge to Note A in the form attached hereto as Exhibit A and made a part hereof executed by Seller ("Allonge");

            c. Assignment and Assumption of CAHA LP Interest in the form attached hereto as Exhibit B and made a part hereof executed by GRP, in its capacity as a limited partner, and GRP II, in its capacity as a general partner together with the original certificates evidencing the CAHA LP Interest endorsed to Leenhouts Ventures without recourse representation or warranty by GRP;

            d. Assignment and Assumption Agreement relative to Seller's economic interest in CAHA as a general partner in the form attached hereto as Exhibit C and made a part hereof executed by GRP II;

            e. Assignment and Assumption of CBSA LP Interest in the form attached hereto as Exhibit D and made a part hereof, executed by GRP in its capacities as a limited partner and general partner together with the original certificates evidencing the CBSA LP Interest endorsed to Leenhouts Ventures without recourse, representation or warranty by GRP;

            f. Assignment and Assumption Agreement relative to Seller's economic interest in CBSA as a general partner in the form attached hereto as Exhibit E and made a part hereof, executed by GRP;
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            g. Assignment and Assumption of Guarantee Fee Agreement in the form attached hereto as Exhibit F and made a part hereof, executed by Genesee;

            h. Termination of the Home Leasing Corporation Pledge and Security Agreement (Relating to Note A) dated as of September 25, 1997 in the form attached hereto as Exhibit H and made a part hereof, executed by Seller;

            i. Termination of the CS Broad Street, Inc. Pledge and Security Agreement (Relating to Note A) dated as of September 25, 1997 in the form attached hereto as Exhibit I and made a part hereof, executed by Seller;

            j. Assignment and Assumption of the Clinton Asset Holding Associates, L.P. Pledge and Security Agreement (Relating to Note A) dated as of September 25, 1997 in the form attached hereto as Exhibit J and made a part hereof, executed by Seller;

            k. Assignment and Assumption of the Clinton Broad Street Associates, L.P. Pledge and Security Agreement (Relating to Note A) dated as of September 25, 1997 in the form attached hereto as Exhibit K and made a part hereof, executed by Seller;

            l. Assignment and Assumption of Guarantee (Note A) dated September 25, 1997 in the form attached hereto as Exhibit L and made a part hereof, executed by Seller;

            m. Conditional Assignment and Assumption of (i) that certain Clinton Asset Holding Associates, L.P. Pledge and Security Agreement (Relating to Guarantee Accommodations) dated as of September 25, 1997, (ii) that certain CS Broad Street, Inc. Pledge and Security Agreement (relating to Guarantee Accommodations) dated as of September 25, 1997, (iii) that certain Clinton Broad Street Associates, L.P. Pledge and Security Agreement (Relating to Guarantee Accommodations) dated as of September 25, 1997; and (iv) that certain Guarantee Contribution and Indemnification Agreement dated as of September 25, 1997, in the form attached hereto as Exhibit M and made a part hereof, executed by Genesee;

            n. Assignment and Assumption of that certain Loan Agreement and Loan Assumption Agreement dated as of September 25, 1997 by and between CBSA, Nelson
B. Leenhouts, Norman Leenhouts and Seller, in the form attached hereto as Exhibit N and made a part hereof, executed by Seller;

            o. Termination of that certain Loan Participation Agreement dated as of September 25, 1977 by and between Seller and Norman Leenhouts and Nelson B. Leenhouts in the form attached hereto as Exhibit O and made a part hereof, executed by Seller;

            p. Any and all UCC-3 termination and/or assignment statements necessary to effectuate the transactions contemplated by this Agreement;
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            q. Assignment and Assumption of the Acknowledgement and Waiver with respect to Fiduciary Duties dated as of September 25, 1997 in the form attached hereto as Exhibit P and made a part hereof, executed by Seller;

            r. Proxy and Agreement relative to the general partner interest of GRP II in CAHA in the form attached hereto as Exhibit Q and made a part hereof, executed by GRP II; and

            s. Proxy and Agreement relative to the general partner interest of GRP in CBSA in the form attached hereto as Exhibit R and made a part hereof, executed by GRP.

      5. BUYER DOCUMENTS. At Closing, the Buyer shall deliver to Seller the following instruments:

            a. Assignment and Assumption of CAHA LP Interest in the form attached hereto as Exhibit B and made a part hereof executed by Leenhouts Ventures, as assignee, and 200 Broad Street, Inc., a New York corporation, in its capacity as a general partner;

            b. Assignment and Assumption Agreement in the form attached hereto as Exhibit C and made a part hereof executed by CS Broad Street, Inc., a New York corporation, as assignee and in its capacity as managing general partner of CAHA;

            c. Assignment and Assumption of CBSA LP Interest in the form attached hereto as Exhibit D and made a part hereof, executed by Leenhouts Ventures, as assignee, and 200 Broad Street, Inc., a New York corporation, in its capacity as a general partner;

            d. Assignment and Assumption Agreement in the form attached hereto as Exhibit E and made a part hereof, executed by 200 Broad Street, Inc., a New York corporation, as assignee and in its capacity as managing general partner of CBSA;

            e. Assignment and Assumption of Guarantee Fee Agreement in the form attached hereto as Exhibit F and made a part hereof, executed by Home Leasing, Norman Leenhouts and Nelson B. Leenhouts;

            f. Indemnification Agreement in the form attached hereto as Exhibit G and made a part hereof, executed by Buyers and Home Leasing;

            g. Assignment and Assumption Agreement of the Clinton Asset Holding Associates, L.P. Pledge and Security Agreement (Relating to Note A) dated as of September 25, 1997 in the form attached hereto as Exhibit J and made a part hereof, executed by Buyer;

            h. Assignment and Assumption of the Clinton Broad Street Associates, L.P. Pledge and Security Agreement (Relating to Note A) dated as of September 25, 1997 in the form attached hereto as Exhibit K and made a part hereof, executed by Home Leasing;
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            i. Assignment and Assumption of Guarantee (Note A) dated September
25, 1997 in the form attached hereto as Exhibit L and made a part hereof, executed by Home Leasing;

            j. Conditional Assignment and Assumption of (i) that certain Clinton Asset Holding Associates, L.P. Pledge and Security Agreement (Relating to Guarantee Accommodations) dated as of September 25, 1997, (ii) that certain CS Broad Street, Inc. Pledge and Security Agreement (relating to Guarantee Accommodations) dated as of September 25, 1997, (iii) that certain Clinton Broad Street Associates, L.P. Pledge and Security Agreement (Relating to Guarantee Accommodations) dated as of September 25, 1997; and (iv) that certain Guarantee Contribution and Indemnification Agreement dated as of September 25, 1997, in the form attached hereto as Exhibit M and made a part hereof, executed by Home Leasing;

            k. Assignment and Assumption of that certain Loan Agreement and Loan Assumption Agreement dated as of September 25, 1997 by and between CBSA, Nelson
B. Leenhouts, Norman Leenhouts and Seller, in the form attached hereto as Exhibit N and made a part hereof, executed by Home Leasing;

            l. Assignment and Assumption of the Acknowledgement and Waiver with respect to Fiduciary Duties dated as of September 25, 1997 in the form attached hereto as Exhibit P and made a part hereof, executed by Norman Leenhouts and Nelson B. Leenhouts; and

            m. Any and all third-party consents which Buyer deems necessary to accomplish the intent of this Agreement, including, but not limited to, the consents of The Chase Manhattan Bank, N.A. and Morgan, Stanley Mortgage Capital, Inc., or their successors and/or assigns;

            n. Proxy and Agreement relative to the general partner interest of GRP II in CAHA in the form attached hereto as Exhibit Q and made a part hereof, executed by CS Broad Street; and

            o. Proxy and Agreement relative to the general partner interest of GRP in CBSA in the form attached hereto as Exhibit R and made a part hereof, executed by 200 Broad Street.

      6. MISCELLANEOUS.

            a. Headings in this Agreement are for convenience of reference only and in no way define, limit or describe the scope of this Agreement and shall not be used to interpret or construe this Agreement or any of its provisions.

            b. This Agreement is intended for the exclusive benefit of the parties hereto and shall not be for the benefit of, and shall not create any rights in, or be enforceable by, any other person or entity.
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            c. All prior understandings, agreements, representations and warranties, oral or written, between Seller and Buyer are merged in this Agreement which Agreement completely expresses their full agreement and has been entered into after full investigation, neither party relying upon any statement made by anyone else that is not set forth in this Agreement.

            d. This Agreement shall be interpreted and construed according to its fair meaning and neither for nor against any party hereto irrespective of which party caused the same to be drafted. Each of the parties acknowledges that it has been or has had the opportunity to be represented by an attorney in connection with the preparation and execution of this Agreement.

            e. This Agreement shall be interpreted, construed and enforced in accordance with and governed by the internal laws of the State of New York without reference to the principles of conflicts of laws.

            f. This Agreement may not be modified, amended or terminated nor may any of its provisions be waived except by an agreement in writing signed by the party against whom enforcement of any such modification, amendment, termination or waiver is sought, and then such modification, amendment, termination or waiver shall be effective only in the specific instance and for the specific purpose for which given.

            g. Subject to the terms and conditions hereof, the covenants, agreements, terms, provisions and conditions contained in this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective distributees, heirs, legal representatives, successors and assigns except that neither party may assign its rights hereunder or any interest herein, directly or indirectly, by operation of law or otherwise, without the prior written consent of the other party hereto.

            h. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument and shall be binding upon each of the undersigned as fully and completely as if all had signed the same instrument.
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            i. Notwithstanding anything to the contrary contained herein, Seller shall have no obligations under this Agreement unless and until Seller shall obtain the consent of the Board of Directors of Genesee to this Agreement and the transactions contemplated hereby.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                    Seller:

                                    GENESEE VENTURES, INC.,
                                    a New York corporation


                                    By:  /s/ Mark W. Leunig
                                         ---------------------------
                                         Mark W. Leunig, Secretary



                                    Buyer:

                                    HOME LEASING CORPORATION

                                    By:  /s/ Norman Leenhouts
                                         ---------------------------
                                         Name:
                                         Title:


                                    /s/ Norman Leenhouts
                                    --------------------------------
                                    NORMAN LEENHOUTS


                                    /s/ Nelson B. Leenhouts
                                    --------------------------------
                                    NELSON B. LEENHOUTS